Events after the reporting period	12 Months Ended
Mar. 31, 2026
Events After The Reporting Period [Abstract]
Events after the reporting period
35.
Events after the reporting period
a)
The Company completed its acquisition of Mindsprint, Olam Group’s IT services arm, a provider of technology and digital transformation services in May 2026 for a total consideration of U.S.$ 375 million.
b)
On April 14, 2026, the Company signed a definitive agreement to acquire select customer contracts of Alpha Net Consulting, a provider of enterprise software development, data engineering, and managed services for a total consideration (including earnouts) of U.S.$ 70.8 million. The acquisition is subject to customary closing conditions and is expected to be concluded by quarter ending June 30, 2026.
c)
On April 16, 2026, the Company's Board of Directors approved a proposal to buyback of equity shares, subject to the approval of shareholders, for purchase by the Company of up to 600,000,000 equity shares of ₹ 2 (U.S.$ 0.02*) each (being 5.7% of total number of equity shares) from the shareholders of the Company on a proportionate basis by way of a tender offer at a price of ₹ 250 (U.S.$ 2.71*) per equity share for an aggregate amount not exceeding ₹ 150,000 (U.S.$1,626*), in accordance with the provisions contained in the SEBI (Buy-back of Securities) Regulations, 2018, as amended and the Companies Act, 2013 and rules made thereunder. This proposal was approved by the shareholders of the Company by way of a special resolution dated May 21, 2026, passed through postal ballot by e-voting.

*Based on the certified foreign exchange rates published by the Federal Reserve Board of Governors on April 8, 2026, which was ₹ 92.25 per U.S.$ 1.

d)
On June 1, 2026, the Company acquired additional 20% equity interest in Aggne Global Inc. for a consideration of U.S.$ 28.5 million.